Exhibit 99.2

BB&T Corporation

Quarterly Performance Summary

Third Quarter 2015

BB&T Corporation
Financial Highlights
(Dollars in millions, except per share data, shares in thousands)
	Quarter Ended					Year-to-Date
	September 30%					September 30%
	2015		2014		Change	2015		2014		Change
Summary Income Statement
Interest income	$1,687		$1,578		6.9%	$4,740		$4,732		0.2%
Interest expense	186		193		(3.6)	544		586		(7.2)
Net interest income - taxable equivalent	1,501		1,385		8.4	4,196		4,146		1.2
Less: Taxable-equivalent adjustment	37		36		2.8	108		107		0.9
Net interest income	1,464		1,349		8.5	4,088		4,039		1.2
Provision for credit losses	103		34		NM	299		168		78.0
Net interest income after provision for credit losses	1,361		1,315		3.5	3,789		3,871		(2.1)
Noninterest income	988		949		4.1	3,004		2,834		6.0
Noninterest expense	1,594		1,539		3.6	4,669		4,458		4.7
Income before income taxes	755		725		4.1	2,124		2,247		(5.5)
Provision for income taxes	222		172		29.1	543		644		(15.7)
Net income	533		553		(3.6)	1,581		1,603		(1.4)
Noncontrolling interests	4		4		―	36		60		(40.0)
Preferred stock dividends	37		37		―	111		111		―
Net income available to common shareholders	492		512		(3.9)	1,434		1,432		0.1
Per Common Share Data
Earnings:
Basic	$0.64		$0.71		(9.9)%	$1.95		$2.00		(2.5)%
Diluted	0.64		0.70		(8.6)	1.92		1.97		(2.5)
Cash dividends declared	0.27		0.24		12.5	0.78		0.71		9.9
Common equity	31.56		29.98		5.3	31.56		29.98		5.3
Tangible common equity (1)	19.77		19.71		0.3	19.77		19.71		0.3

End of period shares outstanding (in thousands)	780,150		720,298		8.3	780,150		720,298		8.3
Weighted average shares (in thousands):
Basic	764,435		720,117		6.2	737,141		717,373		2.8
Diluted	774,023		729,989		6.0	746,822		727,594		2.6
Performance Ratios
Return on average assets	1.04%		1.18%			1.09%		1.16%
Return on average risk-weighted assets	1.32		1.56			1.37		1.54
Return on average common shareholders' equity	8.14		9.45			8.45		9.08
Return on average tangible common shareholders' equity (2)	13.23		14.83			13.32		14.41
Net interest margin - taxable equivalent	3.35		3.38			3.31		3.44
Fee income ratio (3)	42.1		44.3			44.7		44.2
Efficiency ratio (3)	59.2		58.7			59.0		58.4
Credit Quality
Nonperforming assets as a percentage of:
Total assets	0.36%		0.50%			0.36%		0.50%
Loans and leases plus foreclosed property	0.55		0.79			0.55		0.79
Net charge-offs as a percentage of average
loans and leases	0.32		0.48			0.33		0.48
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	1.08		1.27			1.08		1.27
Ratio of allowance for loan and lease losses to
nonperforming loans and leases held for investment	2.49	X	1.92	X		2.49	X	1.92	X
Average Balances
Total assets	$203,531		$186,339		9.2%	$193,346		$184,635		4.7%
Total securities (4)	43,048		40,566		6.1	41,643		40,448		3.0
Loans and leases	132,499		120,471		10.0	124,975		118,466		5.5
Deposits	143,837		130,608		10.1	135,131		128,660		5.0
Common shareholders' equity	23,957		21,471		11.6	22,690		21,073		7.7
Shareholders' equity	26,612		24,151		10.2	25,363		23,745		6.8
Period-End Balances
Total assets	$208,809		$187,045		11.6%	$208,809		$187,045		11.6%
Total securities (4)	43,494		41,891		3.8	43,494		41,891		3.8
Loans and leases	136,967		120,690		13.5	136,967		120,690		13.5
Deposits	147,827		130,895		12.9	147,827		130,895		12.9
Common shareholders' equity	24,621		21,592		14.0	24,621		21,592		14.0
Shareholders' equity	27,264		24,271		12.3	27,264		24,271		12.3
Capital Ratios - Preliminary
Risk-based:	Basel III		Basel I			Basel III		Basel I
Common equity Tier 1	10.1%		N/A			10.1%		N/A
Tier 1	11.6		12.4%			11.6		12.4%
Total	14.1		15.1			14.1		15.1
Leverage	9.9		9.7			9.9		9.7
Tangible common equity to tangible assets (1)	7.7		7.9			7.7		7.9
NM - not meaningful.
Applicable ratios are annualized. Risk-based and leverage capital ratios for the first quarter of 2015 and later are determined in accordance with the Basel III Standardized Transitional Approach, which became effective January 1, 2015. Ratios for earlier periods were determined in accordance with Basel I.
(1)					Tangible common equity per share and tangible common equity to tangible assets ratios are non-GAAP measures. See the calculations and management's reasons for using these measures in the Capital Information - Five Quarter Trend section of this supplement.
(2)					Return on average tangible common shareholders' equity is a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.
(3)					Excludes certain items as detailed in the Non-GAAP Reconciliations section of this supplement.
(4)					Excludes trading securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.

1

BB&T Corporation
Financial Highlights - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	Sept. 30		June 30		March 31		Dec. 31		Sept. 30
	2015		2015		2015		2014		2014
Summary Income Statement
Interest income	$1,687		$1,525		$1,528		$1,554		$1,578
Interest expense	186		177		181		183		193
Net interest income - taxable equivalent	1,501		1,348		1,347		1,371		1,385
Less: Taxable-equivalent adjustment	37		36		35		36		36
Net interest income	1,464		1,312		1,312		1,335		1,349
Provision for credit losses	103		97		99		83		34
Net interest income after provision for credit losses	1,361		1,215		1,213		1,252		1,315
Noninterest income	988		1,019		997		1,022		949
Noninterest expense	1,594		1,653		1,422		1,394		1,539
Income before income taxes	755		581		788		880		725
Provision for income taxes	222		80		241		277		172
Net income	533		501		547		603		553
Noncontrolling interests	4		10		22		15		4
Preferred stock dividends	37		37		37		37		37
Net income available to common shareholders	492		454		488		551		512
Per Common Share Data
Earnings:
Basic	$0.64		$0.63		$0.68		$0.77		$0.71
Diluted	0.64		0.62		0.67		0.75		0.70
Cash dividends declared	0.27		0.27		0.24		0.24		0.24
Common equity	31.56		30.64		30.48		30.09		29.98
Tangible common equity (1)	19.77		20.21		20.13		19.86		19.71

End of period shares outstanding (in thousands)	780,150		733,481		723,159		720,698		720,298
Weighted average shares (in thousands):
Basic	764,435		724,880		721,639		720,418		720,117
Diluted	774,023		734,527		731,511		730,652		729,989
Performance Ratios
Return on average assets	1.04%		1.06%		1.18%		1.28%		1.18%
Return on average risk-weighted assets	1.32		1.32		1.48		1.68		1.56
Return on average common shareholders' equity	8.14		8.20		9.05		9.99		9.45
Return on average tangible common shareholders' equity (2)	13.23		12.76		14.00		15.45		14.83
Net interest margin - taxable equivalent	3.35		3.27		3.33		3.36		3.38
Fee income ratio (3)	42.1		46.3		45.8		46.2		44.3
Efficiency ratio (3)	59.2		59.2		58.5		55.6		58.7
Credit Quality
Nonperforming assets as a percentage of:
Total assets	0.36%		0.38%		0.40%		0.42%		0.50%
Loans and leases plus foreclosed property	0.55		0.60		0.64		0.65		0.79
Net charge-offs as a percentage of average
loans and leases	0.32		0.33		0.34		0.39		0.48
Allowance for loan and lease losses as a percentage
of loans and leases held for investment	1.08		1.19		1.22		1.23		1.27
Ratio of allowance for loan and lease losses to
nonperforming loans and leases held for investment	2.49	X	2.55	X	2.45	X	2.39	X	1.92	X
Average Balances
Total assets	$203,531		$189,033		$187,297		$186,462		$186,339
Total securities (4)	43,048		40,727		41,133		40,817		40,566
Loans and leases	132,499		122,056		120,235		119,912		120,471
Deposits	143,837		131,868		129,531		130,315		130,608
Common shareholders' equity	23,957		22,210		21,883		21,895		21,471
Total shareholders' equity	26,612		24,888		24,566		24,574		24,151
Period-End Balances
Total assets	$208,809		$191,017		$189,228		$186,834		$187,045
Total securities (4)	43,494		40,620		42,089		41,147		41,891
Loans and leases	136,967		124,770		122,027		121,307		120,690
Deposits	147,827		132,783		131,229		129,040		130,895
Common shareholders' equity	24,621		22,477		22,039		21,686		21,592
Shareholders' equity	27,264		25,132		24,738		24,377		24,271
Capital Ratios - Preliminary
Risk-based:	Basel III						Basel I
Common equity Tier 1	10.1%		10.4%		10.5%		N/A		N/A
Tier 1	11.6		12.1		12.2		12.4%		12.4%
Total	14.1		14.2		14.4		14.9		15.1
Leverage	9.9		10.2		10.1		9.9		9.7
Tangible common equity to tangible assets (1)	7.7		8.1		8.0		8.0		7.9
Applicable ratios are annualized. Risk-based and leverage capital ratios for the first quarter of 2015 and later are determined in accordance with the Basel III Standardized Transitional Approach, which became effective January 1, 2015. Ratios for earlier periods were determined in accordance with Basel I.
(1)	Tangible common equity per share and tangible common equity to tangible assets ratios are non-GAAP measures. See the calculations and management's reasons for using these measures in the Capital Information - Five Quarter Trend section of this supplement.
(2)	Return on average tangible common shareholders' equity is a non-GAAP measure. See the calculation and management's reasons for using this measure in the Non-GAAP Reconciliations section of this supplement.
(3)	Excludes certain items as detailed in the Non-GAAP Reconciliations section of this supplement.
(4)	Excludes trading securities. Average balances reflect both AFS and HTM securities at amortized cost. Period-end balances reflect AFS securities at fair value and HTM securities at amortized cost.
2

BB&T Corporation
Consolidated Statements of Income
(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended				Year-to-Date
	Sept. 30		Change		Sept. 30		Change
	2015	2014	$	%	2015	2014	$	%
Interest Income
Interest and fees on loans and leases	$1,412	$1,301	$111	8.5%	$3,898	$3,891	$7	0.2%
Interest and dividends on securities	232	232	―	―	704	702	2	0.3
Interest on other earning assets	6	8	(2)	(25.0)	30	31	(1)	(3.2)
Total interest income	1,650	1,541	109	7.1	4,632	4,624	8	0.2
Interest Expense
Interest on deposits	61	61	―	―	171	181	(10)	(5.5)
Interest on short-term borrowings	1	1	―	―	3	3	―	―
Interest on long-term debt	124	130	(6)	(4.6)	370	401	(31)	(7.7)
Total interest expense	186	192	(6)	(3.1)	544	585	(41)	(7.0)
Net interest income	1,464	1,349	115	8.5	4,088	4,039	49	1.2
Provision for credit losses	103	34	69	NM	299	168	131	78.0
Net interest income after provision for credit losses	1,361	1,315	46	3.5	3,789	3,871	(82)	(2.1)
Noninterest income
Insurance income	354	385	(31)	(8.1)	1,216	1,234	(18)	(1.5)
Service charges on deposits	167	164	3	1.8	466	472	(6)	(1.3)
Mortgage banking income	111	107	4	3.7	351	267	84	31.5
Investment banking and brokerage fees and commissions	105	95	10	10.5	307	275	32	11.6
Bankcard fees and merchant discounts	57	55	2	3.6	162	155	7	4.5
Trust and investment advisory revenues	63	56	7	12.5	176	165	11	6.7
Checkcard fees	45	42	3	7.1	127	122	5	4.1
Operating lease income	32	24	8	33.3	91	66	25	37.9
Income from bank-owned life insurance	29	28	1	3.6	86	80	6	7.5
FDIC loss share income, net	(58)	(87)	29	(33.3)	(201)	(259)	58	(22.4)
Securities gains (losses), net	(2)	(5)	3	(60.0)	(3)	(3)	―	―
Other income	85	85	―	―	226	260	(34)	(13.1)
Total noninterest income	988	949	39	4.1	3,004	2,834	170	6.0
Noninterest Expense
Personnel expense	882	795	87	10.9	2,576	2,386	190	8.0
Occupancy and equipment expense	183	170	13	7.6	516	514	2	0.4
Loan-related expense	38	65	(27)	(41.5)	113	196	(83)	(42.3)
Software expense	50	44	6	13.6	140	129	11	8.5
Professional services	42	34	8	23.5	101	101	―	―
Outside IT services	35	30	5	16.7	94	88	6	6.8
Regulatory charges	25	23	2	8.7	73	82	(9)	(11.0)
Amortization of intangibles	29	23	6	26.1	73	69	4	5.8
Foreclosed property expense	15	11	4	36.4	42	30	12	40.0
Merger-related and restructuring charges, net	77	7	70	NM	115	28	87	NM
Loss on early extinguishment of debt	―	122	(122)	(100.0)	172	122	50	41.0
Other expense	218	215	3	1.4	654	713	(59)	(8.3)
Total noninterest expense	1,594	1,539	55	3.6	4,669	4,458	211	4.7
Earnings
Income before income taxes	755	725	30	4.1	2,124	2,247	(123)	(5.5)
Provision for income taxes	222	172	50	29.1	543	644	(101)	(15.7)
Net Income	533	553	(20)	(3.6)	1,581	1,603	(22)	(1.4)
Noncontrolling interests	4	4	―	―	36	60	(24)	(40.0)
Preferred stock dividends	37	37	―	―	111	111	―	―
Net income available to common shareholders	$492	$512	$(20)	(3.9)%	$1,434	$1,432	$2	0.1%

Earnings Per Common Share
Basic	$0.64	$0.71	$(0.07)	(9.9)%	$1.95	$2.00	$(0.05)	(2.5)%
Diluted	0.64	0.70	(0.06)	(8.6)	1.92	1.97	(0.05)	(2.5)

Weighted Average Shares Outstanding
Basic	764,435	720,117	44,318	6.2	737,141	717,373	19,768	2.8
Diluted	774,023	729,989	44,034	6.0	746,822	727,594	19,228	2.6
NM - not meaningful.
3

BB&T Corporation
Consolidated Statements of Income - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2015	2015	2015	2014	2014
Interest Income
Interest and fees on loans and leases	$1,412	$1,249	$1,237	$1,272	$1,301
Interest and dividends on securities	232	232	240	237	232
Interest on other earning assets	6	8	16	9	8
Total interest income	1,650	1,489	1,493	1,518	1,541
Interest Expense
Interest on deposits	61	55	55	58	61
Interest on short-term borrowings	1	1	1	1	1
Interest on long-term debt	124	121	125	124	130
Total interest expense	186	177	181	183	192
Net interest income	1,464	1,312	1,312	1,335	1,349
Provision for credit losses	103	97	99	83	34
Net interest income after provision for credit losses	1,361	1,215	1,213	1,252	1,315
Noninterest income
Insurance income	354	422	440	409	385
Service charges on deposits	167	154	145	160	164
Mortgage banking income	111	130	110	128	107
Investment banking and brokerage fees and commissions	105	108	94	112	95
Bankcard fees and merchant discounts	57	55	50	52	55
Trust and investment advisory revenues	63	57	56	56	56
Checkcard fees	45	43	39	42	42
Operating lease income	32	30	29	28	24
Income from bank-owned life insurance	29	27	30	30	28
FDIC loss share income, net	(58)	(64)	(79)	(84)	(87)
Securities gains (losses), net	(2)	(1)	―	―	(5)
Other income	85	58	83	89	85
Total noninterest income	988	1,019	997	1,022	949
Noninterest Expense
Personnel expense	882	864	830	794	795
Occupancy and equipment expense	183	166	167	168	170
Loan-related expense	38	37	38	71	65
Software expense	50	46	44	45	44
Professional services	42	35	24	38	34
Outside IT services	35	29	30	27	30
Regulatory charges	25	25	23	24	23
Amortization of intangibles	29	23	21	22	23
Foreclosed property expense	15	14	13	10	11
Merger-related and restructuring charges, net	77	25	13	18	7
Loss on early extinguishment of debt	―	172	―	―	122
Other expense	218	217	219	177	215
Total noninterest expense	1,594	1,653	1,422	1,394	1,539
Earnings
Income before income taxes	755	581	788	880	725
Provision for income taxes	222	80	241	277	172
Net Income	533	501	547	603	553
Noncontrolling interests	4	10	22	15	4
Preferred stock dividends	37	37	37	37	37
Net income available to common shareholders	$492	$454	$488	$551	$512

Earnings Per Common Share
Basic	$0.64	$0.63	$0.68	$0.77	$0.71
Diluted	0.64	0.62	0.67	0.75	0.70

Weighted Average Shares Outstanding
Basic	764,435	724,880	721,639	720,418	720,117
Diluted	774,023	734,527	731,511	730,652	729,989
4

BB&T Corporation
Lines of Business Financial Performance - Five Quarter Trend (1)
(Dollars in millions)
	Quarter Ended
Community Banking	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2015	2015	2015	2014	2014
Net interest income (expense)	$450	$432	$426	$435	$437
Net intersegment interest income (expense)	322	305	283	295	296
Segment net interest income	772	737	709	730	733
Allocated provision (benefit) for credit losses	4	11	13	20	52
Noninterest income	304	290	271	296	308
Intersegment net referral fees (expense)	35	39	31	33	31
Noninterest expense	380	372	357	336	355
Amortization of intangibles	5	7	6	7	7
Allocated corporate expenses	305	306	305	300	299
Income (loss) before income taxes	417	370	330	396	359
Provision (benefit) for income taxes	153	136	120	145	131
Segment net income (loss)	$264	$234	$210	$251	$228

Identifiable assets (period end)	$57,494	$56,911	$55,277	$55,495	$55,115

	Quarter Ended
Residential Mortgage Banking	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2015	2015	2015	2014	2014
Net interest income (expense)	$337	$343	$341	$357	$373
Net intersegment interest income (expense)	(221)	(227)	(232)	(237)	(246)
Segment net interest income	116	116	109	120	127
Allocated provision (benefit) for credit losses	7	3	(12)	(38)	(48)
Noninterest income	92	101	84	100	82
Intersegment net referral fees (expense)	1	―	―	1	1
Noninterest expense	83	75	79	104	107
Amortization of intangibles	―	―	―	―	―
Allocated corporate expenses	22	23	23	23	22
Income (loss) before income taxes	97	116	103	132	129
Provision (benefit) for income taxes	37	44	39	51	49
Segment net income (loss)	$60	$72	$64	$81	$80

Identifiable assets (period end)	$32,973	$34,218	$34,323	$34,463	$35,778

	Quarter Ended
Dealer Financial Services	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2015	2015	2015	2014	2014
Net interest income (expense)	$217	$216	$213	$214	$212
Net intersegment interest income (expense)	(38)	(38)	(38)	(42)	(41)
Segment net interest income	179	178	175	172	171
Allocated provision (benefit) for credit losses	67	48	61	80	53
Noninterest income	1	―	―	1	―
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	34	41	32	30	28
Amortization of intangibles	―	―	―	―	―
Allocated corporate expenses	10	10	9	8	8
Income (loss) before income taxes	69	79	73	55	82
Provision (benefit) for income taxes	26	30	28	21	31
Segment net income (loss)	$43	$49	$45	$34	$51

Identifiable assets (period end)	$13,611	$13,906	$14,012	$12,821	$12,514

	Quarter Ended
Specialized Lending	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2015	2015	2015	2014	2014
Net interest income (expense)	$159	$154	$147	$148	$149
Net intersegment interest income (expense)	(47)	(43)	(42)	(40)	(38)
Segment net interest income	112	111	105	108	111
Allocated provision (benefit) for credit losses	9	7	19	13	4
Noninterest income	59	74	64	69	63
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	63	65	59	59	55
Amortization of intangibles	1	1	1	2	1
Allocated corporate expenses	16	16	15	16	16
Income (loss) before income taxes	82	96	75	87	98
Provision (benefit) for income taxes	20	26	18	23	27
Segment net income (loss)	$62	$70	$57	$64	$71

Identifiable assets (period end)	$19,251	$19,561	$18,661	$18,218	$17,536
(1)	Lines of business results are preliminary.

5

BB&T Corporation
Lines of Business Financial Performance - Five Quarter Trend (1)
(Dollars in millions)
	Quarter Ended
Insurance Services	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2015	2015	2015	2014	2014
Net interest income (expense)	$1	$ ―	$1	$1	$ ―
Net intersegment interest income (expense)	2	1	2	2	1
Segment net interest income	3	1	3	3	1
Allocated provision (benefit) for credit losses	―	―	―	―	―
Noninterest income	353	425	442	421	387
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	284	310	302	281	297
Amortization of intangibles	12	11	12	13	13
Allocated corporate expenses	25	25	25	29	21
Income (loss) before income taxes	35	80	106	101	57
Provision (benefit) for income taxes	14	27	34	36	21
Segment net income (loss)	$21	$53	$72	$65	$36

Identifiable assets (period end)	$2,668	$2,907	$2,811	$2,965	$2,736

	Quarter Ended
Financial Services	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2015	2015	2015	2014	2014
Net interest income (expense)	$53	$53	$49	$50	$46
Net intersegment interest income (expense)	81	74	72	70	66
Segment net interest income	134	127	121	120	112
Allocated provision (benefit) for credit losses	20	23	24	17	5
Noninterest income	225	212	201	219	189
Intersegment net referral fees (expense)	5	3	3	7	4
Noninterest expense	176	176	161	171	156
Amortization of intangibles	1	―	1	―	1
Allocated corporate expenses	34	34	33	31	32
Income (loss) before income taxes	133	109	106	127	111
Provision (benefit) for income taxes	50	41	40	48	42
Segment net income (loss)	$83	$68	$66	$79	$69

Identifiable assets (period end)	$15,436	$14,486	$14,012	$12,849	$12,033

	Quarter Ended
Other, Treasury & Corporate (2)(3)	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2015	2015	2015	2014	2014
Net interest income (expense)	$247	$114	$135	$130	$132
Net intersegment interest income (expense)	(99)	(72)	(45)	(48)	(38)
Segment net interest income	148	42	90	82	94
Allocated provision (benefit) for credit losses	(4)	5	(6)	(9)	(32)
Noninterest income	(46)	(83)	(65)	(84)	(80)
Intersegment net referral fees (expense)	(41)	(42)	(34)	(41)	(36)
Noninterest expense	545	591	411	391	518
Amortization of intangibles	10	4	1	―	1
Allocated corporate expenses	(412)	(414)	(410)	(407)	(398)
Income (loss) before income taxes	(78)	(269)	(5)	(18)	(111)
Provision (benefit) for income taxes	(78)	(224)	(38)	(47)	(129)
Segment net income (loss)	$ ―	$(45)	$33	$29	$18

Identifiable assets (period end)	$67,376	$49,028	$50,132	$50,023	$51,333

	Quarter Ended
Total BB&T Corporation	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2015	2015	2015	2014	2014
Net interest income (expense)	$1,464	$1,312	$1,312	$1,335	$1,349
Net intersegment interest income (expense)	―	―	―	―	―
Segment net interest income	1,464	1,312	1,312	1,335	1,349
Allocated provision (benefit) for credit losses	103	97	99	83	34
Noninterest income	988	1,019	997	1,022	949
Intersegment net referral fees (expense)	―	―	―	―	―
Noninterest expense	1,565	1,630	1,401	1,372	1,516
Amortization of intangibles	29	23	21	22	23
Allocated corporate expenses	―	―	―	―	―
Income (loss) before income taxes	755	581	788	880	725
Provision (benefit) for income taxes	222	80	241	277	172
Segment net income (loss)	$533	$501	$547	$603	$553

Identifiable assets (period end)	$208,809	$191,017	$189,228	$186,834	$187,045
(1)	Lines of business results are preliminary.
(2)	Includes financial data from subsidiaries below the quantitative and qualitative thresholds requiring disclosure.
(3)	Includes financial data related to Susquehanna Bancshares, Inc. until the completion of the systems conversion, which is expected to occur during the fourth quarter of 2015.

6

BB&T Corporation
Consolidated Balance Sheets
(Dollars in millions)

	As of September 30		Change
	2015	2014	$	%
Assets
Cash and due from banks	$1,538	$1,439	$99	6.9%
Interest-bearing deposits with banks	1,115	437	678	155.1
Federal funds sold and securities purchased under
resale agreements or similar arrangements	127	141	(14)	(9.9)
Restricted cash	578	292	286	97.9
Securities available for sale at fair value	24,249	21,174	3,075	14.5
Securities held to maturity	19,245	20,717	(1,472)	(7.1)
Loans and leases:
Commercial:
Commercial and industrial	48,095	40,048	8,047	20.1
Commercial real estate—income producing properties	13,313	10,662	2,651	24.9
Commercial real estate—construction and development	3,807	2,733	1,074	39.3
Dealer floor plan	1,093	1,005	88	8.8
Direct retail lending	10,626	8,042	2,584	32.1
Sales finance	10,772	9,264	1,508	16.3
Revolving credit	2,429	2,414	15	0.6
Residential mortgage	31,070	31,813	(743)	(2.3)
Other lending subsidiaries	13,235	11,283	1,952	17.3
Acquired from FDIC and PCI	1,075	1,425	(350)	(24.6)
Total loans and leases held for investment	135,515	118,689	16,826	14.2
Loans held for sale	1,452	2,001	(549)	(27.4)
Total loans and leases	136,967	120,690	16,277	13.5
Allowance for loan and lease losses	(1,458)	(1,504)	46	(3.1)
Premises and equipment	2,038	1,842	196	10.6
Goodwill	8,498	6,869	1,629	23.7
Core deposit and other intangible assets	700	527	173	32.8
Residential mortgage servicing rights at fair value	848	943	(95)	(10.1)
Other assets	14,364	13,478	886	6.6
Total assets	$208,809	$187,045	$21,764	11.6%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$44,700	$38,576	$6,124	15.9%
Interest checking	23,574	18,640	4,934	26.5
Money market and savings	61,689	50,845	10,844	21.3
Time deposits	17,864	22,834	(4,970)	(21.8)
Total deposits	147,827	130,895	16,932	12.9
Short-term borrowings	2,581	3,385	(804)	(23.8)
Long-term debt	24,883	22,355	2,528	11.3
Other liabilities	6,254	6,139	115	1.9
Total liabilities	181,545	162,774	18,771	11.5
Shareholders' equity:
Preferred stock	2,603	2,603	―	―
Common stock	3,901	3,601	300	8.3
Additional paid-in capital	8,344	6,494	1,850	28.5
Retained earnings	13,172	11,939	1,233	10.3
Accumulated other comprehensive loss	(796)	(442)	(354)	80.1
Noncontrolling interests	40	76	(36)	(47.4)
Total shareholders' equity	27,264	24,271	2,993	12.3
Total liabilities and shareholders' equity	$208,809	$187,045	$21,764	11.6%

7

BB&T Corporation
Consolidated Balance Sheets - Five Quarter Trend
(Dollars in millions)

	As of
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2015	2015	2015	2014	2014
Assets
Cash and due from banks	$1,538	$1,607	$1,452	$1,639	$1,439
Interest-bearing deposits with banks	1,115	824	325	529	437
Federal funds sold and securities purchased under
resale agreements or similar arrangements	127	190	222	157	141
Restricted cash	578	379	513	374	292
Securities available for sale at fair value	24,249	21,183	21,674	20,907	21,174
Securities held to maturity	19,245	19,437	20,415	20,240	20,717
Loans and leases:
Commercial:
Commercial and industrial	48,095	43,607	42,294	41,454	40,048
Commercial real estate—income producing properties	13,313	11,132	10,719	10,722	10,662
Commercial real estate—construction and development	3,807	2,874	2,655	2,735	2,733
Dealer floor plan	1,093	1,066	1,008	1,091	1,005
Direct retail lending	10,626	8,675	8,288	8,146	8,042
Sales finance	10,772	9,427	9,605	9,509	9,264
Revolving credit	2,429	2,407	2,390	2,460	2,414
Residential mortgage	31,070	30,054	30,533	31,090	31,813
Other lending subsidiaries	13,235	12,067	11,304	11,462	11,283
Acquired from FDIC and PCI	1,075	992	1,110	1,215	1,425
Total loans and leases held for investment	135,515	122,301	119,906	119,884	118,689
Loans held for sale	1,452	2,469	2,121	1,423	2,001
Total loans and leases	136,967	124,770	122,027	121,307	120,690
Allowance for loan and lease losses	(1,458)	(1,457)	(1,464)	(1,474)	(1,504)
Premises and equipment	2,038	1,900	1,879	1,827	1,842
Goodwill	8,498	7,141	6,950	6,869	6,869
Core deposit and other intangible assets	700	514	530	505	527
Residential mortgage servicing rights at fair value	848	912	764	844	943
Other assets	14,364	13,617	13,941	13,110	13,478
Total assets	$208,809	$191,017	$189,228	$186,834	$187,045
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$44,700	$42,234	$41,414	$38,786	$38,576
Interest checking	23,574	20,843	21,070	20,262	18,640
Money market and savings	61,689	55,269	53,198	50,604	50,845
Time deposits	17,864	14,437	15,547	19,388	22,834
Total deposits	147,827	132,783	131,229	129,040	130,895
Short-term borrowings	2,581	3,883	3,130	3,717	3,385
Long-term debt	24,883	23,271	23,437	23,312	22,355
Other liabilities	6,254	5,948	6,694	6,388	6,139
Total liabilities	181,545	165,885	164,490	162,457	162,774
Shareholders' equity:
Preferred stock	2,603	2,603	2,603	2,603	2,603
Common stock	3,901	3,667	3,616	3,603	3,601
Additional paid-in capital	8,344	6,667	6,524	6,517	6,494
Retained earnings	13,172	12,891	12,632	12,317	11,939
Accumulated other comprehensive loss	(796)	(748)	(733)	(751)	(442)
Noncontrolling interests	40	52	96	88	76
Total shareholders' equity	27,264	25,132	24,738	24,377	24,271
Total liabilities and shareholders' equity	$208,809	$191,017	$189,228	$186,834	$187,045
8

BB&T Corporation
Average Balance Sheets
(Dollars in millions)

	Quarter Ended				Year-to-Date
	September 30		Change		September 30		Change
	2015	2014	$	%	2015	2014	$	%
Assets
Securities, at amortized cost (1):
U.S. Treasury	$2,745	$2,183	$562	25.7%	$2,602	$1,918	$684	35.7%
U.S. government-sponsored entities (GSE)	5,395	5,465	(70)	(1.3)	5,396	5,557	(161)	(2.9)
Mortgage-backed securities issued by GSE	31,329	29,340	1,989	6.8	30,090	29,436	654	2.2
States and political subdivisions	1,975	1,825	150	8.2	1,878	1,830	48	2.6
Non-agency mortgage-backed	211	242	(31)	(12.8)	220	250	(30)	(12.0)
Other	579	592	(13)	(2.2)	615	511	104	20.4
Acquired from FDIC	814	919	(105)	(11.4)	842	946	(104)	(11.0)
Total securities	43,048	40,566	2,482	6.1	41,643	40,448	1,195	3.0
Other earning assets	2,917	1,842	1,075	58.4	2,524	1,898	626	33.0
Loans and leases:
Commercial:
Commercial and industrial	46,462	39,906	6,556	16.4	43,502	39,251	4,251	10.8
CRE—income producing properties	12,514	10,596	1,918	18.1	11,315	10,425	890	8.5
CRE—construction and development	3,502	2,670	832	31.2	3,003	2,565	438	17.1
Dealer floor plan	1,056	1,000	56	5.6	1,035	962	73	7.6
Direct retail lending (2)	9,926	7,912	2,014	25.5	8,862	8,304	558	6.7
Sales finance	10,386	9,313	1,073	11.5	9,788	8,964	824	9.2
Revolving credit	2,421	2,396	25	1.0	2,390	2,372	18	0.8
Residential mortgage (2)	30,384	32,000	(1,616)	(5.1)	30,224	31,690	(1,466)	(4.6)
Other lending subsidiaries	12,837	11,234	1,603	14.3	11,958	10,678	1,280	12.0
Acquired from FDIC and PCI	1,052	1,537	(485)	(31.6)	1,087	1,715	(628)	(36.6)
Total loans and leases held for investment	130,540	118,564	11,976	10.1	123,164	116,926	6,238	5.3
Loans held for sale	1,959	1,907	52	2.7	1,811	1,540	271	17.6
Total loans and leases	132,499	120,471	12,028	10.0	124,975	118,466	6,509	5.5
Total earning assets	178,464	162,879	15,585	9.6	169,142	160,812	8,330	5.2
Nonearning assets	25,067	23,460	1,607	6.8	24,204	23,823	381	1.6
Total assets	$203,531	$186,339	$17,192	9.2%	$193,346	$184,635	$8,711	4.7%
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$44,153	$38,103	$6,050	15.9%	$41,802	$36,720	$5,082	13.8%
Interest checking	22,593	18,588	4,005	21.5	21,396	18,536	2,860	15.4
Money market and savings	59,306	49,974	9,332	18.7	54,962	49,240	5,722	11.6
Time deposits	16,837	23,304	(6,467)	(27.8)	16,212	23,421	(7,209)	(30.8)
Foreign office deposits - interest-bearing	948	639	309	48.4	759	743	16	2.2
Total deposits	143,837	130,608	13,229	10.1	135,131	128,660	6,471	5.0
Short-term borrowings	3,572	3,321	251	7.6	3,397	3,531	(134)	(3.8)
Long-term debt	23,394	22,069	1,325	6.0	23,019	22,234	785	3.5
Other liabilities	6,116	6,190	(74)	(1.2)	6,436	6,465	(29)	(0.4)
Total liabilities	176,919	162,188	14,731	9.1	167,983	160,890	7,093	4.4
Shareholders' equity	26,612	24,151	2,461	10.2	25,363	23,745	1,618	6.8
Total liabilities and shareholders' equity	$203,531	$186,339	$17,192	9.2%	$193,346	$184,635	$8,711	4.7%
Average balances exclude basis adjustments for fair value hedges.
(1)	Excludes trading securities.
(2)	During the first quarter of 2014, $8.3 billion of loans were transferred from direct retail lending to residential mortgage.

9

BB&T Corporation
Average Balance Sheets - Five Quarter Trend
(Dollars in millions)

	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2015	2015	2015	2014	2014
Assets
Securities, at amortized cost (1):
U.S. Treasury	$2,745	$2,561	$2,497	$2,118	$2,183
U.S. government-sponsored entities (GSE)	5,395	5,400	5,394	5,394	5,465
Mortgage-backed securities issued by GSE	31,329	29,245	29,679	29,706	29,340
States and political subdivisions	1,975	1,834	1,823	1,818	1,825
Non-agency mortgage-backed	211	220	228	235	242
Other	579	623	643	654	592
Acquired from FDIC	814	844	869	892	919
Total securities	43,048	40,727	41,133	40,817	40,566
Other earning assets	2,917	2,645	1,999	1,830	1,842
Loans and leases:
Commercial:
Commercial and industrial	46,462	42,541	41,448	40,383	39,906
Commercial real estate—income producing properties	12,514	10,730	10,680	10,681	10,596
Commercial real estate—construction and development	3,502	2,767	2,734	2,772	2,670
Dealer floor plan	1,056	1,010	1,040	1,053	1,000
Direct retail lending	9,926	8,449	8,191	8,085	7,912
Sales finance	10,386	9,507	9,458	9,194	9,313
Revolving credit	2,421	2,365	2,385	2,427	2,396
Residential mortgage	30,384	29,862	30,427	31,046	32,000
Other lending subsidiaries	12,837	11,701	11,318	11,351	11,234
Acquired from FDIC and PCI	1,052	1,055	1,156	1,309	1,537
Total loans and leases held for investment	130,540	119,987	118,837	118,301	118,564
Loans held for sale	1,959	2,069	1,398	1,611	1,907
Total loans and leases	132,499	122,056	120,235	119,912	120,471
Total earning assets	178,464	165,428	163,367	162,559	162,879
Nonearning assets	25,067	23,605	23,930	23,903	23,460
Total assets	$203,531	$189,033	$187,297	$186,462	$186,339
Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing deposits	$44,153	$41,502	$39,701	$39,130	$38,103
Interest checking	22,593	20,950	20,623	19,308	18,588
Money market and savings	59,306	53,852	51,644	51,176	49,974
Time deposits	16,837	14,800	17,000	20,041	23,304
Foreign office deposits - interest-bearing	948	764	563	660	639
Total deposits	143,837	131,868	129,531	130,315	130,608
Short-term borrowings	3,572	3,080	3,539	3,095	3,321
Long-term debt	23,394	22,616	23,043	22,139	22,069
Other liabilities	6,116	6,581	6,618	6,339	6,190
Total liabilities	176,919	164,145	162,731	161,888	162,188
Shareholders' equity	26,612	24,888	24,566	24,574	24,151
Total liabilities and shareholders' equity	$203,531	$189,033	$187,297	$186,462	$186,339
Average balances exclude basis adjustments for fair value hedges.
(1)	Excludes trading securities.
10

BB&T Corporation
Average Balances and Rates - Quarters
(Dollars in millions)

	Quarter Ended
	September 30, 2015			June 30, 2015
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities, at amortized cost (3):
U.S. Treasury	$2,745	$11	1.60%	$2,561	$10	1.56%
U.S. government-sponsored entities (GSE)	5,395	29	2.13	5,400	28	2.13
Mortgage-backed securities issued by GSE	31,329	147	1.89	29,245	149	2.05
States and political subdivisions	1,975	27	5.49	1,834	27	5.80
Non-agency mortgage-backed	211	4	8.45	220	5	7.88
Other	579	3	1.42	623	2	1.11
Acquired from FDIC	814	24	11.57	844	24	11.36
Total securities	43,048	245	2.27	40,727	245	2.41
Other earning assets	2,917	7	0.97	2,645	7	1.19
Loans and leases:
Commercial:
Commercial and industrial	46,462	386	3.30	42,541	335	3.15
Commercial real estate—income producing properties	12,514	118	3.74	10,730	90	3.37
Commercial real estate—construction and development	3,502	33	3.73	2,767	23	3.31
Dealer floor plan	1,056	4	1.91	1,010	5	1.81
Direct retail lending	9,926	105	4.18	8,449	86	4.04
Sales finance	10,386	83	3.14	9,507	64	2.70
Revolving credit	2,421	53	8.70	2,365	51	8.68
Residential mortgage	30,384	319	4.18	29,862	308	4.14
Other lending subsidiaries	12,837	276	8.56	11,701	255	8.72
Acquired from FDIC and PCI	1,052	40	14.87	1,055	38	14.66
Total loans and leases held for investment	130,540	1,417	4.31	119,987	1,255	4.19
Loans held for sale	1,959	18	3.75	2,069	18	3.48
Total loans and leases	132,499	1,435	4.31	122,056	1,273	4.18
Total earning assets	178,464	1,687	3.76	165,428	1,525	3.69
Nonearning assets	25,067			23,605
Total assets	$203,531			$189,033

Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$22,593	4	0.08	$20,950	4	0.08
Money market and savings	59,306	30	0.20	53,852	23	0.18
Time deposits	16,837	26	0.61	14,800	28	0.72
Foreign office deposits - interest-bearing	948	1	0.13	764	―	0.09
Total interest-bearing deposits	99,684	61	0.24	90,366	55	0.24
Short-term borrowings	3,572	2	0.15	3,080	1	0.16
Long-term debt	23,394	123	2.12	22,616	121	2.14
Total interest-bearing liabilities	126,650	186	0.59	116,062	177	0.61
Noninterest-bearing deposits	44,153			41,502
Other liabilities	6,116			6,581
Shareholders' equity	26,612			24,888
Total liabilities and shareholders' equity	$203,531			$189,033

Average interest-rate spread			3.17			3.08

Net interest income/ net interest margin		$1,501	3.35%		$1,348	3.27%

Taxable-equivalent adjustment		$37			$36

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Excludes trading securities.
11

BB&T Corporation
Average Balances and Rates - Quarters
(Dollars in millions)

	Quarter Ended
	March 31, 2015			December 31, 2014			September 30, 2014
	(1)	Interest	(2)	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities, at amortized cost (3):
U.S. Treasury	$2,497	$9	1.49%	$2,118	$9	1.54%	$2,183	$8	1.48%
U.S. government-sponsored entities (GSE)	5,394	29	2.13	5,394	29	2.13	5,465	29	2.12
Mortgage-backed securities issued by GSE	29,679	153	2.04	29,706	148	2.01	29,340	145	1.98
States and political subdivisions	1,823	26	5.80	1,818	27	5.81	1,825	26	5.78
Non-agency mortgage-backed	228	4	7.87	235	5	7.81	242	5	7.77
Other	643	2	1.39	654	2	1.42	592	2	1.33
Acquired from FDIC	869	31	14.46	892	31	13.77	919	31	13.24
Total securities	41,133	254	2.47	40,817	251	2.45	40,566	246	2.43
Other earning assets	1,999	16	3.13	1,830	9	1.92	1,842	8	1.71
Loans and leases:
Commercial:
Commercial and industrial	41,448	326	3.19	40,383	332	3.27	39,906	336	3.35
CRE—income producing properties	10,680	89	3.39	10,681	93	3.43	10,596	92	3.44
CRE—construction and development	2,734	22	3.32	2,772	24	3.38	2,670	23	3.46
Dealer floor plan	1,040	5	1.80	1,053	5	1.83	1,000	5	1.86
Direct retail lending	8,191	82	4.08	8,085	78	3.89	7,912	81	3.98
Sales finance	9,458	63	2.72	9,194	64	2.77	9,313	64	2.75
Revolving credit	2,385	52	8.85	2,427	54	8.72	2,396	52	8.67
Residential mortgage	30,427	312	4.11	31,046	324	4.17	32,000	334	4.16
Other lending subsidiaries	11,318	249	8.92	11,351	252	8.81	11,234	251	8.88
Acquired from FDIC and PCI	1,156	45	15.85	1,309	52	15.93	1,537	67	17.12
Total loans and leases held for investment	118,837	1,245	4.24	118,301	1,278	4.30	118,564	1,305	4.37
Loans held for sale	1,398	13	3.61	1,611	16	3.91	1,907	19	4.23
Total loans and leases	120,235	1,258	4.23	119,912	1,294	4.29	120,471	1,324	4.37
Total earning assets	163,367	1,528	3.77	162,559	1,554	3.80	162,879	1,578	3.85
Nonearning assets	23,930			23,903			23,460
Total assets	$187,297			$186,462			$186,339

Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$20,623	4	0.07	$19,308	4	0.07	$18,588	3	0.07
Money market and savings	51,644	22	0.17	51,176	21	0.17	49,974	20	0.16
Time deposits	17,000	29	0.71	20,041	32	0.66	23,304	38	0.64
Foreign office deposits - interest-bearing	563	―	0.08	660	1	0.08	639	―	0.07
Total interest-bearing deposits	89,830	55	0.25	91,185	58	0.25	92,505	61	0.26
Short-term borrowings	3,539	1	0.11	3,095	1	0.14	3,321	2	0.14
Long-term debt	23,043	125	2.18	22,139	124	2.22	22,069	130	2.36
Total interest-bearing liabilities	116,412	181	0.63	116,419	183	0.62	117,895	193	0.65
Noninterest-bearing deposits	39,701			39,130			38,103
Other liabilities	6,618			6,339			6,190
Shareholders' equity	24,566			24,574			24,151
Total liabilities and shareholders' equity	$187,297			$186,462			$186,339

Average interest-rate spread			3.14			3.18			3.20

Net interest income/ net interest margin		$1,347	3.33%		$1,371	3.36%		$1,385	3.38%

Taxable-equivalent adjustment		$35			$36			$36

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Excludes trading securities.
12

BB&T Corporation
Average Balances and Rates - Year-To-Date
(Dollars in millions)

	Year-to-Date
	September 30, 2015			September 30, 2014
	(1)	Interest	(2)	(1)	Interest	(2)
	Average	Income/	Yields/	Average	Income/	Yields/
	Balances	Expense	Rates	Balances	Expense	Rates
Assets
Securities, at amortized cost (3):
U.S. Treasury	$2,602	$30	1.55%	$1,918	$21	1.49%
U.S. government-sponsored entities (GSE)	5,396	86	2.13	5,557	87	2.09
Mortgage-backed securities issued by GSE	30,090	449	1.99	29,436	441	2.00
States and political subdivisions	1,878	80	5.69	1,830	79	5.78
Non-agency mortgage-backed	220	13	8.06	250	14	7.46
Other	615	7	1.30	511	6	1.44
Acquired from FDIC	842	79	12.49	946	94	13.22
Total securities	41,643	744	2.38	40,448	742	2.45
Other earning assets	2,524	30	1.61	1,898	31	2.20
Loans and leases:
Commercial:
Commercial and industrial	43,502	1,047	3.22	39,251	993	3.38
CRE—income producing properties	11,315	297	3.51	10,425	273	3.50
CRE—construction and development	3,003	78	3.48	2,565	68	3.55
Dealer floor plan	1,035	14	1.84	962	14	1.88
Direct retail lending (4)	8,862	273	4.11	8,304	260	4.17
Sales finance	9,788	210	2.86	8,964	188	2.81
Revolving credit	2,390	156	8.74	2,372	154	8.69
Residential mortgage (4)	30,224	939	4.14	31,690	1,001	4.21
Other lending subsidiaries	11,958	780	8.72	10,678	733	9.17
Acquired from FDIC and PCI	1,087	123	15.15	1,715	226	17.55
Total loans and leases held for investment	123,164	3,917	4.25	116,926	3,910	4.47
Loans held for sale	1,811	49	3.61	1,540	49	4.28
Total loans and leases	124,975	3,966	4.24	118,466	3,959	4.46
Total earning assets	169,142	4,740	3.74	160,812	4,732	3.93
Nonearning assets	24,204			23,823
Total assets	$193,346			$184,635

Liabilities and Shareholders' Equity
Interest-bearing deposits:
Interest checking	$21,396	12	0.08	$18,536	9	0.07
Money market and savings	54,962	75	0.18	49,240	53	0.14
Time deposits	16,212	83	0.68	23,421	119	0.68
Foreign office deposits - interest-bearing	759	1	0.11	743	―	0.07
Total interest-bearing deposits	93,329	171	0.24	91,940	181	0.26
Short-term borrowings	3,397	4	0.14	3,531	4	0.13
Long-term debt	23,019	369	2.14	22,234	401	2.41
Total interest-bearing liabilities	119,745	544	0.61	117,705	586	0.66
Noninterest-bearing deposits	41,802			36,720
Other liabilities	6,436			6,465
Shareholders' equity	25,363			23,745
Total liabilities and shareholders' equity	$193,346			$184,635

Average interest-rate spread			3.13			3.27

Net interest income/ net interest margin		$4,196	3.31%		$4,146	3.44%

Taxable-equivalent adjustment		$108			$107

Applicable ratios are annualized.
(1)	Excludes basis adjustments for fair value hedges.
(2)	Yields are on a fully taxable-equivalent basis.
(3)	Excludes trading securities.
(4)	During the first quarter of 2014, $8.3 billion of loans were transferred from direct retail lending to residential mortgage.
13

BB&T Corporation
Credit Quality
(Dollars in millions)

	As of
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2015	2015	2015	2014	2014
Nonperforming assets (1)
Nonaccrual loans and leases:
Commercial:
Commercial and industrial	$211	$198	$230	$239	$259
Commercial real estate—income producing properties	45	59	63	74	81
Commercial real estate—construction and development	24	16	18	26	37
Dealer floor plan	7	7	―	―	―
Direct retail lending	39	41	47	48	50
Sales finance	6	6	7	5	5
Residential mortgage (2)	196	188	183	166	298
Other lending subsidiaries	57	57	51	58	54
Total nonaccrual loans and leases held for investment (2)	585	572	599	616	784
Foreclosed real estate	85	86	90	87	75
Foreclosed real estate-acquired from FDIC and PCI	45	47	53	56	56
Other foreclosed property	29	24	23	23	24
Total nonperforming assets (1)(2)	$744	$729	$765	$782	$939
Performing troubled debt restructurings (TDRs) (3)
Commercial:
Commercial and industrial	$54	$75	$54	$64	$90
Commercial real estate—income producing properties	12	21	15	27	25
Commercial real estate—construction and development	14	23	25	30	28
Direct retail lending	75	81	84	84	89
Sales finance	18	18	18	19	20
Revolving credit	34	36	38	41	44
Residential mortgage—nonguaranteed (4)	275	273	269	261	254
Residential mortgage—government guaranteed	321	328	325	360	437
Other lending subsidiaries	173	172	168	164	151
Total performing TDRs (3)(4)	$976	$1,027	$996	$1,050	$1,138
Loans 90 days or more past due and still accruing
Direct retail lending	$12	$10	$9	$12	$13
Sales finance	4	4	3	5	5
Revolving credit	9	9	10	9	10
Residential mortgage—nonguaranteed	61	60	59	83	79
Residential mortgage—government guaranteed (5)	128	154	157	238	232
Acquired from FDIC and PCI	302	124	154	188	229
Total loans 90 days past due and still accruing (5)	$516	$361	$392	$535	$568
Loans 30-89 days past due
Commercial:
Commercial and industrial	$26	$16	$20	$23	$19
Commercial real estate—income producing properties	6	4	7	4	5
Commercial real estate—construction and development	2	3	2	1	1
Direct retail lending	46	41	40	41	40
Sales finance	63	53	49	62	55
Revolving credit	20	19	19	23	22
Residential mortgage—nonguaranteed	368	362	356	392	424
Residential mortgage—government guaranteed (6)	73	74	68	80	95
Other lending subsidiaries	274	230	151	237	217
Acquired from FDIC and PCI	27	31	47	33	41
Total loans 30-89 days past due (6)	$905	$833	$759	$896	$919
Excludes loans held for sale.
(1)	Loans acquired from the FDIC and PCI are accounted for using the accretion method.
(2)	During the fourth quarter of 2014, approximately $121 million of nonaccrual residential mortgage loans were sold.
(3)	Excludes TDRs that are nonperforming totaling $154 million, $127 million, $127 million, $126 million, and $207 million at September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014 and September 30, 2014, respectively. These amounts are included in total nonperforming assets.
(4)	During the third quarter of 2014, approximately $540 million of performing residential mortgage TDRs were sold.
(5)	Excludes government guaranteed GNMA mortgage loans that BB&T has the right but not the obligation to repurchase that are past due 90 days or more totaling $353 million, $338 million, $361 million, $410 million and $395 million at September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014 and September 30, 2014, respectively.
(6)	Excludes government guaranteed GNMA mortgage loans that BB&T has the right but not the obligation to repurchase that are past due 30-89 days totaling $3 million, $3 million, $2 million, $2 million and $4 million at September 30, 2015, June 30, 2015, March 31, 2015, December 31, 2014 and September 30, 2014, respectively.
14

BB&T Corporation
Credit Quality
(Dollars in millions)

	As of/For the Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2015	2015	2015	2014	2014
Allowance for credit losses
Beginning balance	$1,535	$1,532	$1,534	$1,567	$1,675
Provision for credit losses (excluding loans acquired from FDIC and PCI)	100	97	105	84	46
Provision (benefit) for loans acquired from FDIC and PCI	3	―	(6)	(1)	(12)
Charge-offs:
Commercial:
Commercial and industrial	(16)	(32)	(14)	(27)	(31)
Commercial real estate—income producing properties	(4)	(4)	(9)	(4)	(8)
Commercial real estate—construction and development	(1)	―	(2)	(2)	(2)
Direct retail lending	(15)	(13)	(12)	(14)	(17)
Sales finance	(5)	(5)	(6)	(7)	(5)
Revolving credit	(17)	(19)	(18)	(18)	(17)
Residential mortgage-nonguaranteed	(7)	(8)	(11)	(10)	(31)
Residential mortgage-government guaranteed	(3)	(1)	―	―	(1)
Other lending subsidiaries	(77)	(57)	(67)	(71)	(66)
Acquired from FDIC and PCI	―	―	(1)	(14)	―
Total charge-offs	(145)	(139)	(140)	(167)	(178)
Recoveries:
Commercial:
Commercial and industrial	8	13	8	13	10
Commercial real estate—income producing properties	3	1	2	7	2
Commercial real estate—construction and development	3	2	4	4	2
Direct retail lending	8	7	8	7	7
Sales finance	2	2	3	2	2
Revolving credit	5	5	5	5	4
Residential mortgage-nonguaranteed	1	1	―	5	1
Other lending subsidiaries	8	10	9	8	8
Total recoveries	38	41	39	51	36
Net charge-offs	(107)	(98)	(101)	(116)	(142)
Other	20	4	―	―	―
Ending balance	$1,551	$1,535	$1,532	$1,534	$1,567
Allowance for credit losses
Allowance for loan and lease losses (excluding loans acquired from the FDIC and PCI)	$1,398	$1,400	$1,407	$1,410	$1,425
Allowance for loans acquired from the FDIC and PCI	60	57	57	64	79
Reserve for unfunded lending commitments	93	78	68	60	63
Total	$1,551	$1,535	$1,532	$1,534	$1,567

				As of/For the
				Nine Months Ended
				September 30
				2015	2014
Allowance for credit losses
Beginning balance				$1,534	$1,821
Provision for credit losses (excluding loans acquired from FDIC and PCI)				302	196
Provision (benefit) for loans acquired from FDIC and PCI				(3)	(28)
Charge-offs:
Commercial:
Commercial and industrial				(62)	(104)
Commercial real estate—income producing properties				(17)	(27)
Commercial real estate—construction and development				(3)	(9)
Direct retail lending (1)				(40)	(55)
Sales finance				(16)	(16)
Revolving credit				(54)	(53)
Residential mortgage-nonguaranteed (1)				(26)	(72)
Residential mortgage-government guaranteed				(4)	(2)
Other lending subsidiaries				(201)	(198)
Acquired from FDIC and PCI				(1)	(7)
Total charge-offs				(424)	(543)
Recoveries:
Commercial:
Commercial and industrial				29	29
Commercial real estate—income producing properties				6	7
Commercial real estate—construction and development				9	15
Direct retail lending (1)				23	22
Sales finance				7	7
Revolving credit				15	14
Residential mortgage-nonguaranteed (1)				2	2
Other lending subsidiaries				27	25
Total recoveries				118	121
Net charge-offs				(306)	(422)
Other				24	―
Ending balance				$1,551	$1,567
(1)	During the first quarter of 2014, $8.3 billion of loans were transferred from direct retail lending to residential mortgage.
15

BB&T Corporation
Credit Quality

	As of/For the Quarter Ended
	Sept. 30		June 30		March 31		Dec. 31		Sept. 30
	2015		2015		2015		2014		2014
Asset Quality Ratios (including acquired from FDIC and PCI)
Loans 30-89 days past due and still accruing as a
percentage of loans and leases (1)	0.67%		0.68%		0.63%		0.75%		0.77%
Loans 90 days or more past due and still accruing
as a percentage of loans and leases (1)	0.38		0.29		0.33		0.45		0.48
Nonperforming loans and leases as a
percentage of loans and leases	0.43		0.47		0.50		0.51		0.66
Nonperforming assets as a percentage of:
Total assets	0.36		0.38		0.40		0.42		0.50
Loans and leases plus foreclosed property	0.55		0.60		0.64		0.65		0.79
Net charge-offs as a percentage of average loans and leases	0.32		0.33		0.34		0.39		0.48
Allowance for loan and lease losses as a percentage of
loans and leases	1.08		1.19		1.22		1.23		1.27
Ratio of allowance for loan and lease losses to:
Net charge-offs	3.44	X	3.71	X	3.60	X	3.21	X	2.67	X
Nonperforming loans and leases	2.49		2.55		2.45		2.39		1.92
Asset Quality Ratios (excluding acquired from FDIC and PCI) (2)
Loans 90 days or more past due and still accruing
as a percentage of loans and leases (1)	0.16%		0.19%		0.20%		0.29%		0.29%

							As of/For the
							Nine Months Ended
							September 30
							2015		2014
Asset Quality Ratios
Including acquired from FDIC and PCI:
Net charge-offs as a percentage of average loans and leases							0.33%		0.48%
Ratio of allowance for loan and lease losses to net charge-offs							3.58	X	2.66	X
Applicable ratios are annualized. Loans and leases exclude loans held for sale.
(1)	Excludes government guaranteed GNMA mortgage loans that BB&T has the right but not the obligation to repurchase. Refer to the footnotes in the Credit Quality section of this supplement for amounts related to these loans. The prior quarters have been revised to include government guaranteed mortgage loans consistent with the current presentation.
(2)	These asset quality ratios have been adjusted to remove the impact of assets acquired from the FDIC and PCI. Appropriate adjustments to the numerator and denominator have been reflected in the calculation of these ratios. Management believes the inclusion of assets acquired from the FDIC and PCI in certain asset quality ratios results in distortion of these ratios and they may not be comparable to other periods presented or to other portfolios that were subject to different accounting requirements.
16

BB&T Corporation
Credit Quality - Supplemental Information
(Dollars in millions)

		As of September 30, 2015
				Past Due 30-89		Past Due 90+
		Current Status		Days		Days		Total
Performing TDRs: (1)
	Commercial:
	Commercial and industrial	$53	98.1%	$1	1.9% $	―	―	% $54
	Commercial real estate—income producing properties	12	100.0	―	―	―	―	12
	Commercial real estate—construction and development	14	100.0	―	―	―	―	14
	Dealer floor plan	―	―	―	―	―	―	―
	Direct retail lending	73	97.3	2	2.7	―	―	75
	Sales finance	16	88.9	2	11.1	―	―	18
	Revolving credit	29	85.3	4	11.8	1	2.9	34
	Residential mortgage—nonguaranteed	224	81.5	43	15.6	8	2.9	275
	Residential mortgage—government guaranteed	180	56.1	62	19.3	79	24.6	321
	Other lending subsidiaries	142	82.1	31	17.9	―	―	173
	Total performing TDRs	743	76.1	145	14.9	88	9.0	976
Nonperforming TDRs (2)		70	45.5	15	9.7	69	44.8	154
	Total TDRs	$813	71.9	$160	14.2	$157	13.9	$1,130

			Quarter Ended
			Sept. 30	June 30	March 31	Dec. 31		Sept. 30
			2015	2015	2015	2014		2014
Net charge-offs as a percentage of average loans and leases:
		Commercial:
		Commercial and industrial	0.07%	0.18%	0.06%	0.13%		0.20%
		Commercial real estate—income producing properties	0.03	0.11	0.28	(0.13)		0.24
		Commercial real estate—construction and development	(0.25)	(0.20)	(0.36)	(0.18)		(0.07)
		Dealer floor plan	-	-	-	-		-
		Direct retail lending	0.29	0.29	0.18	0.36		0.49
		Sales finance	0.12	0.11	0.14	0.21		0.13
		Revolving credit	1.88	2.24	2.32	2.27		1.94
		Residential mortgage	0.11	0.12	0.15	0.06		0.39
		Other lending subsidiaries	2.21	1.60	2.07	2.20		2.08
		Acquired from FDIC and PCI	0.19	-	0.10	4.19		0.13
		Total loans and leases	0.32	0.33	0.34	0.39		0.48

						Year-to-date
						Sept. 30		Sept. 30
						2015		2014
Net charge-offs as a percentage of average loans and leases:
		Commercial:
		Commercial and industrial				0.10%		0.25%
		Commercial real estate—income producing properties				0.13		0.27
		Commercial real estate—construction and development				(0.27)		(0.31)
		Dealer floor plan				-		-
		Direct retail lending				0.26		0.53
		Sales finance				0.12		0.14
		Revolving credit				2.14		2.17
		Residential mortgage				0.13		0.30
		Other lending subsidiaries				1.96		2.17
		Acquired from FDIC and PCI				0.09		0.59
		Total loans and leases				0.33		0.48
Applicable ratios are annualized.
(1)	Past due performing TDRs are included in past due disclosures.
(2)	Nonperforming TDRs are included in nonaccrual loan disclosures.

17

BB&T Corporation
Preliminary Capital Information - Five Quarter Trend
(Dollars in millions, except per share data, shares in thousands)

	As of / Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2015	2015	2015	2014	2014
Selected Capital Information
Risk-based capital:	Basel III			Basel I
Common equity tier 1	$16,819	$16,031	$15,755	N/A	N/A
Tier 1	19,421	18,633	18,320	$17,840	$17,402
Total	23,611	21,896	21,654	21,381	21,281
Risk-weighted assets (1)	166,863	154,493	150,092	143,675	140,499
Average quarterly tangible assets	195,622	182,444	180,790	179,785	179,268
Risk-based capital ratios:
Common equity tier 1	10.1%	10.4%	10.5%	N/A	N/A
Tier 1	11.6	12.1	12.2	12.4%	12.4%
Total	14.1	14.2	14.4	14.9	15.1
Leverage capital ratio	9.9	10.2	10.1	9.9	9.7
Equity as a percentage of total assets	13.1	13.2	13.1	13.0	13.0
Common equity per common share	$31.56	$30.64	$30.48	$30.09	$29.98

Selected non-GAAP Capital Information (2)
Tangible common equity as a percentage of tangible assets	7.7%	8.1%	8.0%	8.0%	7.9%

Tangible common equity per common share	$19.77	$20.21	$20.13	$19.86	$19.71

Calculations of tangible common equity, tangible assets and related measures: (2)

Total shareholders' equity	$27,264	$25,132	$24,738	$24,377	$24,271
Less:
Preferred stock	2,603	2,603	2,603	2,603	2,603
Noncontrolling interests	40	52	96	88	76
Intangible assets	9,198	7,655	7,480	7,374	7,396
Tangible common equity	$15,423	$14,822	$14,559	$14,312	$14,196

Total assets	$208,809	$191,017	$189,228	$186,834	$187,045
Less:
Intangible assets	9,198	7,655	7,480	7,374	7,396
Tangible assets	$199,611	$183,362	$181,748	$179,460	$179,649

Tangible common equity as a percentage of tangible assets	7.7%	8.1%	8.0%	8.0%	7.9%

Tangible common equity	$15,423	$14,822	$14,559	$14,312	$14,196

Outstanding shares at end of period (in thousands)	780,150	733,481	723,159	720,698	720,298

Tangible common equity per common share	$19.77	$20.21	$20.13	$19.86	$19.71
(1)	Risk-based capital, risk-weighted assets, leverage capital and related ratios for the first quarter of 2015 and later are determined in accordance with the Basel III Standardized Transitional Approach, which became effective January 1, 2015. Amounts and ratios for earlier periods were determined in accordance with Basel I.
(2)	Tangible common equity and related ratios are non-GAAP measures. BB&T's management uses these measures to assess the quality of capital and believes that investors may find them useful in their analysis of the Corporation. These capital measures are not necessarily comparable to similar capital measures that may be presented by other companies.
18

BB&T Corporation
Selected Items & Additional Information
(Dollars in millions, except per share data)

				Favorable (Unfavorable)
Selected Items				Pre-Tax	After-Tax

Third Quarter 2015
None

Second Quarter 2015
Gain on sale of American Coastal, excluding goodwill				$23	$15
Allocation of non-deductible goodwill to American Coastal				(49)	(49)
Net loss on sale of American Coastal	Other income			(26)	(34)

Loss on early extinguishment of debt	Debt extinguishment charges			(172)	(107)
Income tax adjustment	Provision for income taxes			N/A	107

First Quarter 2015
None

Fourth Quarter 2014
Mortgage reserve adjustments	Loan-related expense			(27)	(17)
Franchise tax adjustment	Other expense			15	9
Allowance release related to loan sale	Provision for credit losses			24	15

Third Quarter 2014
Loss on early extinguishment of debt	Debt extinguishment charges			(122)	(76)
Allowance release related to loan sale	Provision for credit losses			42	26
Income tax adjustment	Provision for income taxes			N/A	50

Second Quarter 2014
FHA-insured mortgage loan reserve adjustment	Other expense			(85)	(53)
Mortgage loan indemnification reserve adjustment	Loan-related expense			(33)	(21)
Income tax adjustment	Provision for income taxes			N/A	(14)

First Quarter 2014
Reallocation of partnership profit rights	Noncontrolling interests			N/A	(16)

	As of / Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
	2015	2015	2015	2014	2014

Selected Mortgage Banking Information
Income statement impact of mortgage servicing rights valuation:
MSRs fair value increase (decrease)	$(89)	$142	$(71)	$(105)	$(20)
MSRs hedge gains (losses)	94	(119)	81	123	23
Net	$5	$23	$10	$18	$3

Residential mortgage loan originations	$5,039	$5,498	$4,035	$3,888	$4,999

Residential mortgage servicing portfolio (1):
Loans serviced for others	90,446	89,235	89,192	90,230	89,936
Bank-owned loans serviced	32,134	31,927	31,887	32,027	33,490
Total servicing portfolio	122,580	121,162	121,079	122,257	123,426

Weighted-average coupon rate	4.13%	4.15%	4.18%	4.20%	4.21%
Weighted-average servicing fee	0.287	0.289	0.291	0.292	0.293

Selected Miscellaneous Information
Derivatives notional amount	$72,978	$76,205	$77,592	$72,321	$63,467
Fair value of derivatives, net	286	177	185	109	56
Accumulated other comprehensive income related to securities,
net of tax (2)	(51)	(148)	8	(99)	(220)

Common stock prices:
High	41.90	41.70	40.17	39.69	40.21
Low	34.73	37.33	34.95	34.50	35.86
End of period	35.60	40.31	38.99	38.89	37.21

Banking offices	2,150	1,903	1,875	1,839	1,842
ATMs	3,361	3,077	3,026	2,977	2,980
FTEs (3)	35,002	32,598	32,109	32,265	32,866

			Quarter Ended		YTD Ended
			Dec. 31, 2014	Sept. 30, 2014	Sept. 30, 2014
Impact of Retrospective Adoption of New Accounting Guidance for Affordable Housing Investments
Increase to other income			$35	$30	$106
Increase to provision for income taxes			41	38	120
Increase (decrease) to net income			(6)	(8)	(14)

Cumulative impact to retained earnings			(49)	(43)	(43)

(1)	Amounts reported are unpaid principal balance.
(2)	Includes the impact of the FDIC loss sharing agreements on the acquired securities.
(3)	Represents a quarterly average.

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BB&T Corporation
Non-GAAP Reconciliations
(Dollars in millions, except per share data, shares in thousands)

	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
Efficiency and Fee Income Ratios (1)	2015	2015	2015	2014	2014
Efficiency ratio - GAAP	64.1%	69.8%	60.7%	58.3%	66.0%
Effect of securities gains (losses), net	―	―	―	―	(0.1)
Effect of merger-related and restructuring charges, net	(3.1)	(1.1)	(0.5)	(0.7)	(0.3)
Effect of loss on sale of American Coastal	―	(0.8)	―	―	―
Effect of mortgage reserve adjustments	―	―	―	(1.1)	―
Effect of loss on early extinguishment of debt	―	(7.1)	―	―	(5.1)
Effect of franchise tax adjustment	―	―	―	0.6	―
Effect of FDIC loss share accounting	―	(0.1)	(0.1)	(0.1)	(0.3)
Effect of foreclosed property expense	(0.6)	(0.6)	(0.6)	(0.4)	(0.5)
Effect of amortization of intangibles	(1.2)	(0.9)	(1.0)	(1.0)	(1.0)
Efficiency ratio - reported	59.2	59.2	58.5	55.6	58.7
Fee income ratio - GAAP	39.7%	43.0%	42.5%	42.7%	40.7%
Effect of securities gains (losses), net	―	―	―	―	0.1
Effect of loss on sale of American Coastal	―	0.6	―	―	―
Effect of FDIC loss share accounting	2.4	2.7	3.3	3.5	3.5
Fee income ratio - reported	42.1	46.3	45.8	46.2	44.3

				Year-to-Date Sept. 30
				2015	2014
Efficiency ratio - GAAP				64.9%	63.9%
Effect of merger-related and restructuring charges, net				(1.6)	(0.4)
Effect of mortgage loan indemnification reserves				―	(0.5)
Effect of loss on sale of American Coastal				(0.2)	―
Effect of loss on early extinguishment of debt				(2.4)	(1.7)
Effect of FDIC loss share accounting				(0.1)	(0.2)
Effect of foreclosed property expense				(0.6)	(0.4)
Effect of FHA-insured mortgage loan reserve adjustment				―	(1.2)
Effect of amortization of intangibles				(1.0)	(1.1)
Efficiency ratio - reported				59.0	58.4
Fee income ratio - GAAP				41.7%	40.6%
Effect of loss on sale of American Coastal				0.2	―
Effect of FDIC loss share accounting				2.8	3.6
Fee income ratio - reported				44.7	44.2

	Quarter Ended
	Sept. 30	June 30	March 31	Dec. 31	Sept. 30
Return on Average Tangible Common Shareholders' Equity (2)	2015	2015	2015	2014	2014
Net income available to common shareholders	$492	$454	$488	$551	$512
Plus: Amortization of intangibles, net of tax	18	14	13	14	14
Tangible net income available to common shareholders	$510	$468	$501	$565	$526

Average common shareholders' equity	$23,957	$22,210	$21,883	$21,895	$21,471
Less: Average intangible assets	8,666	7,496	7,366	7,385	7,409
Average tangible common shareholders' equity	$15,291	$14,714	$14,517	$14,510	$14,062
Return on average tangible common shareholders' equity	13.23%	12.76%	14.00%	15.45%	14.83%

				Year-to-Date Sept. 30,
				2015	2014

Net income available to common shareholders				$1,434	$1,432
Plus:
Amortization of intangibles, net of tax				45	43
Tangible net income available to common shareholders				$1,479	$1,475

Average common shareholders' equity				$22,690	$21,073
Less:
Average intangible assets				7,847	7,389
Average tangible common shareholders' equity				$14,843	$13,684

Return on average tangible common shareholders' equity				13.32%	14.41%

Allowance for loan and lease losses as a percent of loans and leases held for investment, excluding Susquehanna (3)					Sept. 30, 2015

Allowance for loan and lease losses					$1,458

Total loans and leases held for investment					135,515
Loans and leases held for investment - Susquehanna					(12,766)
Loans and leases held for investment, excluding Susquehanna					122,749

Allowance for loan and lease losses as a percent of total loans and leases held for investment					1.08%
Allowance for loan and lease losses as a percent of loans and leases held for investment, excluding Susquehanna					1.19
(1)				BB&T's management uses these measures in their analysis of the Corporation's performance and believes these measures provide a greater understanding of ongoing operations and enhance comparability of results with prior periods, as well as demonstrating the effects of significant gains and charges.
(2)				BB&T's management believes investors use this measure to evaluate the return on average common shareholders' equity without the impact of intangible assets and their related amortization.
(3)				BB&T's management uses this measure in their analysis of the allowance for loan and lease losses and believes investors may use this measure to evaluate coverage without the dilution of acquired loans that are reflected on the acquisition date balance sheet at fair value.

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